Exhibit 99.2

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements and related notes are presented to show effects of the acquisition of the working and net revenue interests of certain properties purchased by Contango Operators, Inc. (“COI”), a wholly-owned subsidiary of Contango Oil & Gas Company (“Contango” or the “Company”) from Juneau Exploration, L.P. (“JEX”) and Olympic Energy Partners LLC (“Olympic”), effective January 1, 2008 (the “Acquisitions”).

The pro forma condensed consolidated statements of operations are presented to show net income attributable to common stock as if the Acquisitions occurred effective July 1, 2006. The pro forma condensed consolidated balance sheet is based on the assumption that the Acquisitions occurred effective December 31, 2007.

Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements. The pro forma data are not necessarily indicative of the financial results that would have been attained had the Acquisitions occurred on the dates referenced above, and should not be viewed as indicative of operations in future periods. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto, Contango’s Annual Report on Form 10-K for the year ended June 30, 2007, its Quarterly Report on Form 10-Q for the quarter ended December 31, 2007 and the Statement of Combined Revenues and Direct Operating Expenses included herein as Schedule A.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2007

			$200 million acquisition				$100 million acquisition
	Contango Historical	Pro Forma Adjustments (a)	Acquisitions Historical		Pro Forma Adjustments		Acquisitions Historical		Pro Forma Adjustments		Pro Forma
REVENUES:
Natural gas and oil sales	$18,687,821	$(5,233,167)	$2,249,361		$—		$1,124,680		$—		$16,828,695

Total revenues	18,687,821	(5,233,167)	2,249,361		—		1,124,680		—		16,828,695

EXPENSES:
Operating expenses	1,671,824	(736,217)	144,816		—		72,408		—		1,152,831
Exploration expenses	6,782,425	(4,110,558)	—		—		—		—		2,671,867
Depreciation, depletion and amortization	3,267,252	(1,257,014)	—		1,888,000	(b)	—		944,000	(c)	4,842,238
Impairment of natural gas and oil properties	192,109	—	—		—		—		—		192,109
General and administrative expense	6,841,721	—	—		—		—		—		6,841,721

Total expenses	18,755,331	(6,103,789)	144,816		1,888,000		72,408		944,000		15,700,766

INCOME (LOSS) FROM OPERATIONS	(67,510)	870,622	2,104,545		(1,888,000)		1,052,272		(944,000)		1,127,929
Interest expense	(2,162,573)	(1,083,693)	—		—		—		—		(3,246,266)
Interest income	886,420	—	—		—		—		—		886,420
Gain (loss) on sale of assets and other	(2,684,062)	—	—		—		—		—		(2,684,062)

INCOME (LOSS) BEFORE INCOME TAXES	(4,027,725)	(213,071)	2,104,545		(1,888,000)		1,052,272		(944,000)		(3,915,979)
Provision (benefit) for income taxes	(1,333,174)	(74,534)	736,591	(d)	(660,800	)(d)	368,295	(d)	(330,400	)(d)	(1,294,022)

NET INCOME (LOSS)	(2,694,551)	(138,537)	1,367,954		(1,227,200)		683,977		(613,600)		(2,621,957)
Preferred stock dividends	539,722	—	—		—		—		—		539,722

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCK	$(3,234,273)	$(138,537)	$1,367,954		$(1,227,200)		$683,977		$(613,600)		$(3,161,679)

NET INCOME PER SHARE:
Basic	$(0.21)										$(0.20)

Diluted	$(0.21)										$(0.20)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	15,430,146										15,430,146

Diluted	15,430,146										15,430,146

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2007

			$200 million acquisition				$100 million acquisition
	Contango Historical	Pro Forma Adjustments (a)	Acquisitions Historical		Pro Forma Adjustments		Acquisitions Historical		Pro Forma Adjustments		Pro Forma
REVENUES:
Natural gas and oil sales	$35,374,567	$(8,897,343)	$4,700,476		$—		$2,350,238		$—		$33,527,938

Total revenues	35,374,567	(8,897,343)	4,700,476		—		2,350,238		—		33,527,938

EXPENSES:
Operating expenses	2,633,877	(956,760)	258,158		—		129,079		—		2,064,354
Exploration expenses	862,829	47,280	—		—		—		—		910,109
Depreciation, depletion and amortization	4,711,779	(2,785,799)	—		1,488,440	(b)	—		1,157,904	(c)	4,572,324
General and administrative expense	3,097,642	(4,512)	—		—		—		—		3,093,130

Total expenses	11,306,127	(3,699,791)	258,158		1,488,440		129,079		1,157,904		10,639,917

INCOME (LOSS) FROM OPERATIONS	24,068,440	(5,197,552)	4,442,318		(1,488,440)		2,221,159		(1,157,904)		22,888,021
Interest expense	(2,159,359)	—	—		—		—		—		(2,159,359)
Gain on sale of assets	158,603,284	(156,487,766)	—		—		—		—		2,115,518
Interest income	848,509	—	—		—		—		—		848,509

INCOME (LOSS) BEFORE INCOME TAXES	181,360,874	(161,685,318)	4,442,318		(1,488,440)		2,221,159		(1,157,904)		23,692,689
Provision (benefit) for income taxes	63,465,663	(56,589,861)	1,554,812	(d)	(520,954	)(d)	777,406	(d)	(405,266	)(d)	8,281,800

NET INCOME (LOSS)	117,895,211	(105,095,457)	2,887,506		(967,486)		1,443,753		(752,638)		15,410,889
Preferred stock dividends	900,000	—	—		—		—		—		900,000

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCK	$116,995,211	$(105,095,457)	$2,887,506		$(967,486)		$1,443,753		$(752,638)		$14,510,889

NET INCOME PER SHARE:
Basic	$7.31										$0.91

Diluted	$6.78										$0.84

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	16,007,091										16,007,091

Diluted	17,245,483										17,245,483

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED BALANCE SHEET

As of December 31, 2007

ASSETS

	Contango Historical	Pro Forma Adjustments (1)	Pro Forma Adjustments		Pro Forma Adjustments		Pro Forma
Cash and cash equivalents	$2,286,864	$327,278,830	$(200,000,000	)(2)	$(100,000,000	)(3)	$29,565,694
Other current assets	30,074,904	(5,089,413)	—		—		24,985,491
Net property and equipment	100,681,776	(49,876,530)	200,000,000	(2)	100,000,000	(3)	350,805,246
			100,000	(4)	100,000	(5)	200,000
Other assets	212,864,805	—	—		—		212,864,805

TOTAL ASSETS	$345,908,349	$272,312,887	$100,000		$100,000		$618,421,236

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities	$53,202,034	$6,497,527	$100,000	(4)	$100,000	(5)	$59,899,561
Long-term debt	25,000,000	—	—		—		25,000,000
Deferred credits and other noncurrent liabilities	58,227,716	103,208,852	—		—		161,436,568

Total liabilities	136,429,750	109,706,379	100,000		100,000		246,336,129
Shareholders’ equity	209,478,599	162,606,508	—		—		372,085,107

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$345,908,349	$272,312,887	$100,000		$100,000		$618,421,236

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The unaudited pro forma statement of operations for the year ended June 30, 2007, is based on the audited financial statements of Contango for the year ended June 30, 2007, the audited statement of combined revenues and direct operating expenses for properties purchased from JEX and Olympic for the year ended June 30, 2007, and the adjustments and assumptions described below.

The unaudited pro forma statement of operations for the six months ended December 31, 2007 and the unaudited pro forma balance sheet as of December 31, 2007 are based on the unaudited financial statements of Contango as of and for the six months ended December 31, 2007, the unaudited statement of combined revenues and direct operating expenses for properties purchased from JEX and Olympic for the six months ended December 31, 2007, and the adjustments and assumptions described below.

Pro Forma Adjustments

The unaudited pro forma statements of operations reflect the following adjustments:

a.	Removal of the natural gas and oil sales, operating expenses, dry hole costs, geological and geophysical costs, depreciation, depletion and amortization expense (“DD&A”) and capitalized interest, and recording interest expense and pro forma income tax provision, assuming a 35% rate, based on the pro forma change in loss from continuing operations before income taxes, associated with the sale of our Arkansas Fayetteville Shale natural gas and oil interests, as discussed in the Company’s Form 8-K dated December 21, 2007 and filed with the Securities and Exchange Commission on December 28, 2007 and the Company’s Form 8-K dated January 30, 2008 and filed with the Securities and Exchange Commission on February 5, 2008.

b.	Record incremental DD&A using the units-of-production method, resulting from the $200 million purchase of properties from JEX, Olympic and CGM, L.P. as discussed in the Company’s Form 8-K/A dated January 3, 2008 and filed with the Securities and Exchange Commission on February 7, 2008.

c.	Record incremental DD&A using the units-of-production method, resulting from the $100 million purchase of properties from JEX and Olympic.

d.	Record a pro forma income tax provision (benefit), assuming a 35 percent rate, based on the pro forma change in income (loss) before income taxes.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – (continued)

The unaudited pro forma balance sheet reflects the following adjustments:

1.	Record the proceeds from the sale of our Arkansas Fayetteville Shale natural gas and oil interests, and primary legal fees, accounting fees, and financial advisor transaction costs relating to the sale; and removal of associated net proved property basis with the offsetting gain, net of applicable taxes, to retained earnings, as discussed in the Company’s Form 8-K dated December 21, 2007 and filed with the Securities and Exchange Commission on December 28, 2007 and the Company’s Form 8-K dated January 30, 2008 and filed with the Securities and Exchange Commission on February 5, 2008.

2.	Record the purchase price of properties from JEX, Olympic and CGM, L.P., totaling $200,000,000 funded with cash on hand and proceeds received from the sale of the Company’s Western core Fayetteville Shale properties.

3.	Record the purchase price of properties from JEX and Olympic, totaling $100,000,000 funded with proceeds received from the sale of the Company’s Eastern core Fayetteville Shale properties.

4.	Record transaction costs, primarily legal and auditing fees, relating to the $200,000,000 purchase of properties from JEX, Olympic and CGM, L.P.

5.	Record transaction costs, primarily legal and auditing fees, relating to the $100,000,000 purchase of properties from JEX and Olympic.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

PRO FORMA SUPPLEMENTAL OIL AND GAS DISCLOSURES

(UNAUDITED)

The following table sets forth certain unaudited pro forma information concerning Contango’s proved oil and gas reserves as of June 30, 2007, giving effect to the purchase of properties from JEX, Olympic and CGM, L.P. as if it had occurred on July 1, 2006. There are numerous uncertainties inherent in estimating the quantities of proved reserves and projection of future rates of production and timing of development expenditures. The following reserve data represents estimates only and should not be construed as being exact.

Proved Oil and Natural Gas Reserves

	Natural Gas
	Contango	$200 million Acquisition	$100 million Acquisition	Pro Forma
		(MMcf)	(MMcf)
Proved Developed and Undeveloped Reserves:
Balance, June 30, 2006	3,364	—	—	3,364
Sale of reserves	(414)	—	—	(414)
Discoveries	75,662	23,826	11,913	111,401
Recoveries and revisions	1,732	—	—	1,732
Production	(2,452)	(214)	(107)	(2,773)

Balance, June 30, 2007	77,892	23,612	11,806	113,310

Proved Developed Reserves:
Balance, June 30, 2006	1,876	—	—	1,876
Balance, June 30, 2007	57,721	23,612	11,806	93,139

	Oil & NGLs
	Contango	$200 million Acquisition	$100 million Acquisition	Pro Forma
		(MBbls)	(MBbls)
Proved Developed and Undeveloped Reserves:
Balance, June 30, 2006	11	—	—	11
Sale of reserves	(2)	—	—	(2)
Discoveries	1,188	1,049	525	2,762
Recoveries and revisions	6	—	—	6
Production	(39)	(10)	(5)	(54)

Balance, June 30, 2007	1,164	1,039	520	2,723

Proved Developed Reserves:
Balance, June 30, 2006	11	—	—	11
Balance, June 30, 2007	827	1,039	520	2,386

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

PRO FORMA SUPPLEMENTAL OIL AND GAS DISCLOSURES – (continued)

(UNAUDITED)

The following table sets forth unaudited pro forma information concerning the discounted future net cash flows from proved oil and gas reserves of Contango as of June 30, 2007, net of income tax expense, and giving effect to the acquisition of the JEX, Olympic and CGM, L.P. as if it had occurred on July 1, 2006. Income tax expense has been computed using assumptions relating to the future tax rates and the permanent differences and credits under the tax laws relating to oil and gas activities at June 30, 2007. Cash flows relating to the Acquisitions are based on William M. Cobb & Associates Inc., evaluation of reserves and on information provided by JEX, Olympic and CGM, L.P. Future income tax expense on the Acquisitions is based on Contango’s purchase price. The information should be viewed only as a form of standardized disclosure concerning possible future cash flows that would result under the assumptions used but should not be viewed as indicative of fair market value. Reference should be made to Contango’s financial statements for the fiscal year ended June 30, 2007, and the Statement of Combined Revenues and Direct Operating Expenses included herein as Schedule A, for a discussion of the assumptions used in preparing the information presented.

Future Net Cash Flows	Contango	$200 million Acquisition	$100 million Acquisition	Pro Forma
Cash inflows	$575,634,244	$226,165,659	$113,082,830	$914,882,733
Production and development costs	(107,630,092)	(25,247,171)	(12,623,586)	$(145,500,849)
Income tax expense	(114,832,834)	(54,146,539)	(27,073,270)	$(196,052,643)

Furture net cash flows	353,171,318	146,771,949	73,385,974	573,329,241
10% discount rate	(100,874,043)	(37,208,729)	(18,604,365)	(156,687,137)

Discounted future net cash flows	$252,297,275	$109,563,220	$54,781,609	$416,642,104

The following table sets forth the principal sources of change in discounted future net cash flows:

Future Net Cash Flows	Contango	$200 million Acquisition	$100 million Acquisition	Pro Forma
Beginning of year	$7,734,106	$—	$—	$7,734,106
Sales, net of production costs	(17,015,997)	(2,104,545)	(1,052,272)	(20,172,814)
Net change in price and production costs	1,721,445	—	—	1,721,445
Extensions and discoveries	326,092,883	152,044,312	76,022,156	554,159,351
Change in future development costs	2,737,444	—	—	2,737,444
Revision of quantities estimated	5,450,220	—	—	5,450,220
Sale of reserves	(1,529,012)	—	—	(1,529,012)
Accretion of discount	885,209	—	—	885,209
Change in timing of production rates and other	1,985,288	—	—	1,985,288
Changes in income taxes	(75,764,311)	(40,376,547)	(20,188,275)	(136,329,133)

End of year	$252,297,275	$109,563,220	$54,781,609	$416,642,104